UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2004

CoSine Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30715	94-3280301

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Bridge Parkway, Redwood City, California	94065

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (650) 637-4777

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Furthermore, the information in this Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of CoSine Communications, Inc. under the Securities Act of 1933.

Item 2.02 Results of Operations and Financial Condition
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition

On September 8, 2004, CoSine Communications, Inc. issued a press release announcing the lay-off of most of its employees. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 9, 2004	COSINE COMMUNICATIONS, INC.
	By:	/s/ Terry Gibson
Terry Gibson
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Text of press release dated September 8, 2004